SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 16, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the restructuring of the Company’s business after the sale of its numbering solutions business to NeuStar, Inc., the Company will eliminate the position of Executive Vice President, Chief Financial and Administrative Officer held by Brian R. Ervine, effective November 30, 2011.

The Company entered into a Consulting Agreement with Mr. Ervine to provide consulting services to the Company through December 31, 2012, on an as-needed basis.  A copy of the Consulting Agreement is attached hereto as Exhibit 99.1.

Item 9.01       Exhibits

Exhibit Number	Description

99.1	Consulting Agreement between Evolving Systems, Inc. and Brian R. Ervine

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2011

Evolving Systems, Inc.

By:	/s/ Thaddeus Dupper
Thaddeus Dupper
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consulting Agreement between Evolving Systems, Inc. and Brian R. Ervine